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EXHIBIT 4.1

FORM OF STOCK CERTIFICATE

NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

Number	NEWTECH RESOURCES LTD.	Shares
Cusip No—652525-10-6

AUTHORIZED COMMON STOCK: 30,000,000 SHARES—PAR VALUE: $.001

THIS CERTIFIES THAT

IS THE RECORD HOLDER OF

    Shares of NEWTECH RESOURCES LTD. Common Stock transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

    Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

Newtech Resources Ltd. Corporate Seal

Secretary	President
Interwest Transfer Co., Inc., P.O. Box 171361, Salt Lake City, Utah 84117

Countersigned and Registered	Countersigned Transfer Agent Authorized Signature

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenants in common	UNIF GIFT MIN ACT—	_________Custodian_________
TEN ENT	-	as tenants by the entireties		(Cust)	(Minor)
JT TEN	-	as joint tenants with right of survivorship and not as tenants in common		under Uniform Gifts to Minors Act____________________________ (State)

Additional abbreviations may also be used though not in the above list.

For Value Received, ________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

    ________________________ Shares of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint.

    ________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER

NOTICE: SIGNATURE GUARANTEED:
Signature(s) must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a saving bank), or a trust company. The guaranteeing firm must be a member of the Medallion Guarantee Program.

    Transfer Fee Will Apply

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EXHIBIT 4.1
FORM OF STOCK CERTIFICATE